Exhibit 10.44


                        2000 Declaration of Amendment to
                        --------------------------------
                             1997 Omnibus Stock Plan
                             -----------------------


THIS 2000 DECLARATION OF AMENDMENT, made this 15th day of October, 2000, by Charles & Colvard, Ltd., formerly C3, Inc., a North Carolina corporation (the "Corporation"), to the 1997 Omnibus Stock Plan of C3, Inc. (the "Plan");

                                R E C I T A L S:

WHEREAS, it is deemed advisable to amend the Plan to extend the term of options granted under the Plan to the extent that a participant continues in service to the Corporation as an employee, director or independent contractor, without regard to a change in status from employee to service provider, in order to encourage such participants to continue in the service of the Corporation, and thus to promote the best interests of the Corporation and its shareholders; and

WHEREAS, the Corporation desires to evidence such amendments by this Declaration of Amendment;

NOW, THEREFORE, IT IS DECLARED that, effective as of the date hereof, the Plan shall be and hereby is amended as follows:

1. Amendment to Sections 7(c)(iii) and 7(c)(iv). Sections 7(c)(iii) and 7(c)(iv) are amended by deleting Sections 7(c)(iii) and 7(c)(iv) in their entirety and substituting the following in lieu thereof:

                  "(iii) Unless an individual agreement provides otherwise, no Option granted to a Participant who was an employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an employee of or in service as described in Section 5(a), and has been an employee or in service continuously since the date the Option was granted, subject to the following:

                           (A) An Option shall not be affected by any change in
                  the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be an employee of, or in service to, the Corporation or a related corporation.

                           (B) The employment or service relationship of a
                  Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed ninety days, or, if longer, as long as the Participant's right to reemployment or service is guaranteed either by statute or by contract. The employment or service relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of disability. The Committee shall determine whether a Participant is disabled within the meaning of this paragraph.

                           (C) If the employment or service of a Participant is
                  terminated because of disability within the meaning of subparagraph (B), or if the Participant dies while he is an employee or in service or dies after the termination of his employment or service because of disability, the Option may be exercised only to the extent exercisable on the date of the Participant's termination of employment or service or death while employed or in service (the "termination date"), except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of twelve months next succeeding the termination date (or such other period as may be determined by the Committee); or (Y) the close of the Option Period. In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (D) If the employment or service of the Participant
                  is terminated for any reason other than disability (as defined in subparagraph (B)) or death or for "cause," his Option may be exercised to the extent exercisable on the date of such termination of employment or service, except that the Committee may in its discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on such termination date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 90 days next succeeding the termination date (or such other period as may be determined by the Committee); or
                  (Y) the close of the Option Period. If the Participant dies following such termination of employment or service and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the Participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the Participant's date of termination of employment or service as the termination date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (E) If the employment or service of the Participant
                  is terminated for "cause," his Option shall lapse and no longer be exercisable as of the effective time of his termination of employment or service, as determined by the Committee. For purposes of this subparagraph (E) and subparagraph (D), the Participant's termination shall be for "cause" if such termination results from the Participant's personal dishonesty, gross incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offences), written Corporation policy or final cease-and-desist order, conviction of a felony or of a misdemeanor involving moral turpitude, unethical business practices in connection with the Corporation's business, or misappropriation of the Corporation's assets. The determination of "cause" shall be made by the Committee and its determination shall be final and conclusive.

                           (F) Notwithstanding the foregoing, the Committee
                  shall have authority, in its discretion, to extend the period during which an Option may be exercised.

                  (iv) Unless an individual option agreement provides otherwise, an Option granted to a Participant who was an independent contractor or director of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(c)(iii) herein) may be exercised only to the extent exercisable on the date of the Participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 90 days next succeeding the termination date (or such other period as may be determined by the Committee); or (Y) the close of the Option Period. If the services of such a Participant are terminated for cause (as defined in Section 6(c)(iii)(E) herein), his Option shall lapse and no longer be exercisable as of the effective time of his termination of services, as determined by the Committee. Notwithstanding the foregoing, the Committee may in its discretion accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the termination date or extend the period during which an Option may be exercised, or both."

         2. Continued Effect. Except as set forth herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this Declaration of Amendment is executed on behalf of Charles & Colvard, Ltd. as the day and year first above written.

                                        CHARLES & COLVARD, LTD.

                                        By:               /s/Robert S. Thomas
                                            ------------------------------------
                                        Name:             Robert S. Thomas
                                              ----------------------------------
                                        Title:            President & CEO
                                               ---------------------------------


ATTEST:


         /s/Earl R. Hines
------------------------------------
Secretary

[Corporate Seal]